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                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Packetport.com, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the fiscal year ended January 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Edward J. Suozzo, a member of the board of directors of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Edward J. Suozzo
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Edward J. Suozzo
Director

June 13, 2006





























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